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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                           Date of Report: May 1, 1997
                (Date of earliest event reported: April 25, 1997)


                       MOBLEY ENVIRONMENTAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        0-19497              75-2242963

(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation of organization)                              Identification No.)

                                4415 E. GREENWOOD
                              BAYTOWN, TEXAS 77520
                            (Address of registrant's
                          principal executive offices)

                                 (281) 383-7033
              (Registrant's telephone number, including area code:)

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ITEM 5.   OTHER EVENTS

          On April 28, 1997, Mobley Environmental Services, Inc. (the "Company") announced the signing of a definitive agreement for the sale of substantially all of the operating assets of its subsidiaries to United States Filter Corporation. The Company had previously announced the signing of a letter of intent for the sale of such assets on October 30, 1996.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          7(c) EXHIBITS

          Exhibit 99(a): Press release dated April 28, 1997 announcing the signing of a definitive agreement for the sale of substantially all of the operating assets of its subsidiaries to United States Filter Corporation.




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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 1, 1997             MOBLEY ENVIRONMENTAL SERVICES, INC.


                                   By: /s/ W. Christopher Chisholm
                                       ---------------------------
                                        W. Christopher Chisholm, Vice President
                                        and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number        Description
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 99(a)         Press release dated April 28, 1997 announcing the signing of a definitive agreement for the sale of substantially all of the operating assets of its subsidiaries to United States Filter Corporation.



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